EXHIBIT 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of First BanCorp., a Puerto Rico corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “Form l0-Q”) of the Company fully complies with the requirements of section l3(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2011	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	Executive Vice President and Chief Financial Officer